Scudder Variable Series II

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o    Scudder International Select Equity Portfolio

Supplement to Prospectus Dated May 1, 2002

The following supplements the information in the "Portfolio Subadvisors" section of the prospectus:

Subadvisor for Scudder International Select Equity Portfolio

In connection with the acquisition of Zurich Scudder by Deutsche Bank AG, Deutsche Bank AG will be consolidating its investment operations. In this regard, shareholders of the Portfolio recently approved a new subadvisory agreement between the advisor and Deutsche Asset Management Investment Services Ltd. ("DeAMIS"), One Appold Street, London, England, an affiliate of the advisor. As part of this consolidation process, investment personnel will be moved among Deutsche advisory affiliates and, in the future, the advisor will seek approval from the Portfolio's Board to implement this subadvisory relationship with DeAMIS. During the interim period prior to the implementation of the subadvisory relationship, certain of the portfolio managers will become employees of DeAMIS, and act as consultants to the Portfolio's advisor, under the supervision of the Portfolio's advisor.

The following replaces the information in "The Portfolio Managers" section of the portfolio's prospectus:

The following people handle the day-to-day management of the portfolio:

Clare Brody*                                                        Alex Tedder+
CFA, Director of Deutsche Asset Management and Co-Manager           Director of Deutsche Asset Management and Consultant to
of the Portfolio.                                                   the Portfolio.
o  Joined Deutsche Asset Management in 1993 and the Portfolio       o  Joined Deutsche Asset Management in 1994 and the
   in 2002.                                                            Portfolio in 2002.
o  Portfolio manager with primary focus on European markets         o  Previously managed European equities and responsible
   and senior analyst covering global telecommunications and           for insurance sector with 4 years of experience at
   pulp and paper.                                                     Schroder Investment Management.
o  10 years of investment industry experience.                      o  Head of International Select Equity strategy; portfolio manager and analyst for Core EAFE strategy: London.
Marc Slendebroek*                                                   o  MA, Freiburg University.
Vice President of Deutsche Asset Management and Co-Manager
of the Portfolio.                                                   Stuart Kirk++
o  Joined Deutsche Asset Management in 1994 and the                 Associate Director of Deutsche Asset
   Portfolio in 2002.                                               Management and Consultant to the Portfolio.
o  Over 13 years of investment industry experience.                 o  Joined Deutsche Asset Management in 1995 and the Portfolio
o  MA, University of Leiden (Netherlands).                             in 2002.
                                                                    o  Analyst and fund manager in London, having since served
Joseph DeSantis**                                                      as portfolio manager and analyst for International
Managing Director of Deutsche Asset Management and                     Equity in Sydney.
Co-Manager of the Portfolio.                                        o  Portfolio manager for EAFE Equity and global equity
o  Joined Deutsche Asset Management in 2000 and the                    analyst for Business Services & Transport sector: London.
   Portfolio in 2002.                                               o  MA, Cambridge University.
o  Oversees all equity portfolio managers based
   in the Americas region.                                          James Pulsford
o  Chief Investment Officer at Chase Trust Bank in                  Director of Deutsche Asset Management and
   Tokyo, Japan, a division of Chase Global Asset                   Consultant to the Portfolio.
   Management and Mutual Funds (1996-2000).                         o  Joined Deutsche Asset Management in 1984
o  Head of International Equities at Chase in                          and the Portfolio in 2002.
   New York (1992-1996).                                            o  17 years of investment industry experience
o  Positions as a portfolio manager at Chase (1990-1992).              including 12 years in Tokyo office specializing
   Founding partner, investment strategist at Strategic                in small company investment.
   Research International, Inc.

* During the interim period, will become an employee of a Deutsche affiliate and serve as a Consultant to the Portfolio's advisor. Thereafter, will serve as a Co-Manager of the Portfolio.

** After the interim period, will no longer serve as a Co-Manager of the Portfolio.

+ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as Lead Manager of the Portfolio.

++ Currently an employee of a Deutsche affiliate, serving as a Consultant to the Portfolio's advisor. After the interim period, will serve as a Co-Manager of the Portfolio.





May 10, 2002